UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2024 (March 10, 2024)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code : (412) 553-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2024, EQT Corporation, a Pennsylvania corporation (“EQT”), Humpty Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of EQT (“Merger Sub”), Humpty Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of EQT (“LLC Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Equitrans Midstream Corporation, a Pennsylvania corporation (“Equitrans”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the respective boards of directors of EQT and Equitrans, Merger Sub will merge with and into Equitrans (the “First Merger”), with Equitrans surviving as an indirect wholly owned subsidiary of EQT (the “First Step Surviving Corporation”), and as the second step in a single integrated transaction with the First Merger, the First Step Surviving Corporation will be merged with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with LLC Sub surviving the Second Merger as an indirect wholly owned subsidiary of EQT.

At the effective time of the First Merger (the “Effective Time”), among other things, each share of common stock, no par value, of Equitrans (“Equitrans Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than shares of Equitrans Common Stock owned by Equitrans or its subsidiaries or by EQT or its subsidiaries) will be converted into the right to receive, without interest, 0.3504 (the “Exchange Ratio”) shares of common stock, no par value, of EQT (“EQT Common Stock”), with cash in lieu of fractional shares.

Governance

In the Merger Agreement, EQT has agreed to increase the size of its board of directors (the “EQT Board”) to up to 14 members and cause three individuals selected by Equitrans, each of whom shall meet the criteria for service on the EQT Board under applicable law and rules of the New York Stock Exchange (the “Equitrans Designees”), to become members of the EQT Board at the Effective Time. EQT has also agreed that, following the closing of the First Merger (the “Closing”), EQT will take all necessary action to nominate the Equitrans Designees for election to the EQT Board at the first annual meeting of shareholders of EQT thereafter.

Conditions to the Mergers

The completion of the First Merger is subject to the satisfaction or waiver of certain closing conditions, including (i) the approval of the Merger Agreement and the Mergers (the “Equitrans Shareholder Approval”) by the holders of a majority of the outstanding shares of Equitrans Common Stock and Series A Perpetual Convertible Preferred Shares, no par value per share, of Equitrans (“Equitrans Preferred Stock”), with Equitrans Preferred Stock treated as Equitrans Common Stock on an as-converted basis, voting together as a single class, at a special meeting of holders of Equitrans Common Stock and Equitrans Preferred Stock to be held in connection with the Mergers (including any adjournments or postponements thereof, the “Equitrans Shareholders’ Meeting”), (ii) the approval (the “EQT Shareholder Approval”) of the issuance of the shares of EQT Common Stock in connection with the First Merger (such shares, the “EQT Shares” and such issuance, the “Share Issuance”) and an amendment to the Restated Articles of Incorporation of EQT to increase the number of shares of EQT Common Stock authorized thereunder (the “Charter Amendment”), in each case by a majority of the votes cast at the special meeting of shareholders of EQT to be held in connection with the Mergers (including any adjournments or postponements thereof, the “EQT Shareholders’ Meeting”), (iii) the EQT Shares being approved for listing on the New York Stock Exchange, (iv) there being no law, injunction, order or decree prohibiting consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), (v) the expiration or termination of (a) all waiting periods (and any extensions thereof) applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (b) any commitment to, or any agreement with, any governmental entity to delay the consummation of the Transactions or to not consummate the Transactions (such condition, the “HSR Act Condition”), (vi) the effectiveness of the registration statement on Form S-4 to be filed by EQT with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to which the EQT Shares will be registered, (vii) the receipt of certain tax opinions by EQT and Equitrans from their respective outside counsels, (viii) no Company Material Adverse Effect and no Parent Material Adverse Effect (each as defined in the Merger Agreement) having occurred since the date of the Merger Agreement, and (ix) subject to certain materiality qualifications and exceptions, the accuracy of each party’s representations and warranties and each party’s compliance with, or waiver of its obligations under, if permissible, its covenants in the Merger Agreement. The obligation of EQT to consummate the First Merger is also conditioned on (but which may be waived by EQT), among other things, Mountain Valley Pipeline, LLC having received authorization from the Federal Regulatory Commission to place the Mountain Valley Pipeline Facilities (as defined in the Merger Agreement) into service and such authorization being in full force and effect as of the date of Closing without any material limitations, modifications or conditions that would prevent the Mountain Valley Pipeline Facilities from commencing full service.

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Non-Solicitation of Competing or Alternative Proposals

Each of EQT and Equitrans has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals. However, if such party receives an unsolicited, bona fide written acquisition proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement and the EQT Board or the board of directors of Equitrans (the “Equitrans Board”), as applicable, concludes in good faith, after consultation with its financial advisors and outside legal counsel, that such unsolicited, bona fide written acquisition proposal constitutes, or would reasonably be expected to result in, a superior offer, such party may furnish non-public information regarding it or any of its subsidiaries and engage in discussions and negotiations with such third party in response to such unsolicited, bona fide written acquisition proposal; provided that each party provides notice and furnishes any non-public information provided to the maker of the acquisition proposal to each party substantially concurrently with providing such non-public information to the maker of the acquisition proposal.

Termination Rights

The Merger Agreement contains certain termination rights for both EQT and Equitrans, including the right of either party, subject to certain limitations specified therein, to terminate the Merger Agreement if the First Merger is not consummated on or prior to March 10, 2025, which date will be automatically extended until September 10, 2025 if all of the conditions to Closing, other than the condition relating to the absence of law, injunction, order or decree prohibiting consummation of the Transactions or the HSR Act Condition, have been satisfied. The Merger Agreement may also be terminated by the mutual written consent of EQT and Equitrans. In addition, the Merger Agreement may be terminated by either EQT or Equitrans if (i) any injunction or other law has been issued, entered, enacted, promulgated or become effective, permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Mergers and such injunction or other law has become final and non-appealable, (ii) the Equitrans Shareholders’ Meeting has concluded and the Equitrans Shareholder Approval has not been obtained or (iii) the EQT Shareholders’ Meeting has concluded and the EQT Shareholder Approval has not been obtained.

The Merger Agreement also contains provisions granting (i) EQT the right to terminate the Merger Agreement for certain reasons, including (a) if Equitrans has breached or failed to perform its representations, warranties, covenants or other agreements set forth in the Merger Agreement, which breach or failure (x) would give rise to a failure of certain of the conditions to EQT’s obligations to consummate the Mergers and (y) is incapable of being cured or Equitrans is not diligently working to cure such breach or failure, and (b) prior to the receipt of the Equitrans Shareholder Approval, in the event the Equitrans Board changes its recommendation to approve the Merger Agreement and the Transactions, including the Mergers, or if Equitrans willfully breaches its obligations under the non-solicit covenant, and (ii) Equitrans the right to terminate the Merger Agreement for certain reasons, including (a) if EQT has breached or failed to perform its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure (x) would give rise to a failure of certain of the conditions to Equitrans’ obligations to consummate the Mergers and (y) is incapable of being cured or EQT is not diligently working to cure such breach or failure, and (b) prior to the receipt of the EQT Shareholder Approval, in the event the EQT Board changes its recommendation to vote in favor of the Share Issuance or if EQT willfully breaches its obligations under the non-solicit covenant.

Upon termination of the Merger Agreement under certain circumstances specified therein, (i) Equitrans will be required to pay EQT a termination fee equal to $191 million, and (ii) EQT will be required to pay Equitrans a termination fee equal to $176 million or $545 million, depending on the circumstances which led to the termination.

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Treatment of Equitrans Preferred Stock

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, EQT may direct Equitrans to purchase and redeem the shares of Equitrans Preferred Stock that are issued and outstanding prior to the Effective Time in accordance with the applicable redemption provisions contained in the Second Amended and Restated Articles of Incorporation of Equitrans (the “Equitrans Charter”); provided, however, that Equitrans will have no obligation to redeem the Equitrans Preferred Stock at the direction of EQT unless EQT has deposited sufficient funds to effect such redemption. Each share of Equitrans Preferred Stock that is not purchased and redeemed by Equitrans prior to the Effective Time will be treated in accordance with the Equitrans Charter.

Treatment of Equitrans Equity Awards

At the Effective Time, the equity and equity-based awards of Equitrans (other than Equitrans options and phantom units) will generally be assumed and converted into a number of time-based restricted stock units with respect to shares of EQT Common Stock determined based upon the Exchange Ratio (and, in the case of any performance share units with respect to Equitrans Common Stock (“Equitrans PSUs”) assuming the greater of (i) actual performance as of the Effective Time or (ii) the target level of performance for such Equitrans PSU). Equitrans options and phantom units will be cancelled at the Effective Time and, in the case of phantom units, settled in shares of EQT Common Stock

Other Terms of the Merger Agreement

EQT and Equitrans have each made certain representations and warranties in the Merger Agreement. The Merger Agreement also contains covenants and agreements, including covenants relating to the conduct of each of EQT’s and Equitrans’ business between the date of the signing of the Merger Agreement and the Effective Time and the agreement to use reasonable best efforts to cause the Mergers to be completed.

The foregoing description of the Merger Agreement, the Mergers and the other Transactions does not purport to be complete, is subject to and is qualified in its entirety by reference to the copy of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in EQT’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding EQT that is or will be contained in EQT’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that EQT files with the SEC.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of March 10, 2024, by and among EQT Corporation, Humpty Merger Sub Inc., Humpty Merger Sub LLC and Equitrans Midstream Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. EQT agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect EQT’s and Equitrans’ current views about future events. These forward-looking statements include, but are not limited to, statements regarding the Mergers, the expected closing of the Mergers and the timing thereof and the pro forma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the Mergers should not be considered a forecast of future results. Although EQT believes EQT’s forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Actual outcomes and results may be materially different from the results stated or implied in such forward-looking statements included in this Report.

Actual outcomes and results may differ materially from those included in the forward-looking statements in this Report due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that shareholders of EQT may not approve the Share Issuance or the Charter Amendment; the possibility that the shareholders of Equitrans may not adopt the Merger Agreement; the risk that EQT or Equitrans may be unable to obtain governmental and regulatory approvals required for the Mergers, or required governmental and regulatory approvals may delay the Mergers or result in the imposition of conditions that could cause the parties to abandon the Mergers; the risk that the parties may not be able to satisfy the conditions to the Mergers in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the Mergers; the risk that any announcements relating to the Mergers could have adverse effects on the market price of EQT Common Stock; the risk of any unexpected costs or expenses resulting from the Mergers; the risk of any litigation relating to the Mergers; the risk that the Mergers and its announcement could have an adverse effect on the ability of EQT and Equitrans to retain and hire key personnel, on the ability of EQT or Equitrans to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on EQT’s and Equitrans’ operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of EQT and Equitrans, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Mergers or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; Equitrans’ ability to construct, complete and place in service the Mountain Valley Pipeline project; the effect of future regulatory or legislative actions on EQT and Equitrans or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what EQT and Equitrans expect; the ability of management to execute its plans to meet its goals and other risks inherent in EQT’s and Equitrans’ businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of EQT’s or Equitrans’ operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond EQT’s or Equitrans’ control; the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and other factors detailed in EQT’s and Equitrans’ Annual Reports on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All such factors are difficult to predict and are beyond EQT’s and Equitrans’ control. Additional risks or uncertainties that are not currently known to EQT or Equitrans, that EQT or Equitrans currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this Report. EQT and Equitrans undertake no obligation to publicly correct or update the forward-looking statements in this Report, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the Mergers, EQT intends to file with the SEC a registration statement on Form S-4 (the “registration statement”) that will include a joint proxy statement of EQT and Equitrans and that will also constitute a prospectus of EQT (the “joint proxy statement/prospectus”). EQT and Equitrans also intend to file other documents regarding the Mergers with the SEC. This document is not a substitute for the joint proxy statement/prospectus or the registration statement or any other document that EQT or Equitrans may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE MERGERS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQT, EQUITRANS, THE MERGERS, THE RISKS THERETO AND RELATED MATTERS. After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to the shareholders of EQT and the shareholders of Equitrans. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by EQT or Equitrans through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by EQT may be obtained free of charge on EQT’s website at www.ir.eqt.com/investor-relations. Copies of the documents filed with the SEC by Equitrans may be obtained free of charge on Equitrans’ website at www.ir.equitransmidstream.com.

Participants in Solicitation

EQT and Equitrans and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the Mergers contemplated by the joint proxy statement/prospectus. Information regarding EQT’s directors and executive officers and their ownership of EQT’s securities is set forth in EQT’s filings with the SEC, including EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 1, 2024. To the extent such person’s ownership of EQT’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding Equitrans’ directors and executive officers and their ownership of Equitrans’ securities is set forth in Equitrans’ filings with the SEC, including Equitrans’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 4, 2024. To the extent such person’s ownership of Equitrans’ securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Mergers may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the Mergers when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

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No Offer or Solicitation

This Report relates to the Mergers. This Report is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: March 11, 2024	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary